Exhibit 99.1

 Corporate presentation January 2020

Cautionary statements Forward-looking statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “initial,” “intend,” “may,” “model,” “plan,” “potential,” “project,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this presentation relate to, among other things, future contracts and contract terms, expected partners and customers, the parties’ ability to complete contemplated transactions (including, where applicable, to enter into definitive agreements related to those transactions), margins, returns and payback periods, future cash flows, production, delivery of LNG, liquefaction capacity additions, required infrastructure, future costs, prices, financial results, projected sources and uses of capital, liquidity and financing, including equity funding and debt syndication, regulatory and permitting developments, construction and permitting of pipelines and other facilities, reaching FID, future demand and supply affecting LNG and general energy markets and other aspects of our business and our prospects and those of other industry participants. Our forward-looking statements are based on assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments, and other factors that we believe are appropriate under the circumstances. These statements are subject to numerous known and unknown risks and uncertainties which may cause actual results to be materially different from any future results or performance expressed or implied by the forward-looking statements. These risks and uncertainties include those described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and our other filings with the Securities and Exchange Commission, which are incorporated by reference in this presentation. Many of the forward-looking statements in this presentation relate to events or developments anticipated to occur numerous years in the future, which increases the likelihood that actual results will differ materially from those indicated in such forward-looking statements. Plans for the Permian Global Access Pipeline, Haynesville Global Access Pipeline and Delhi Connector Pipeline projects discussed herein are in the early stages of development and numerous aspects of the projects, such as detailed engineering and permitting, have not commenced. Accordingly, the nature, timing, scope and benefits of those projects may vary significantly from our current plans due to a wide variety of factors, including future changes to the proposals. Although the Driftwood pipeline project is significantly more advanced in terms of engineering, permitting and other factors, its construction, budget and timing are also subject to significant risks and uncertainties. Projected future cash flows as set forth herein may differ from cash flows determined in accordance with GAAP. We may not be able to complete the anticipated transactions described in the presentation. FID is subject to the completion of financing arrangements that may not be completed within the time frame expected or at all. Achieving FID will require substantial amounts of financing in addition to that contemplated by the agreements between Tellurian and each of Total and Petronet LNG discussed in this presentation, and Tellurian believes that it may enter into discussions with potential sources of such financing and Total and Petronet LNG in order to achieve commercial terms acceptable to all parties. Accordingly, each of the final agreements may have terms that differ significantly from those described in the presentation. The financial information included on slides 9,10, 12, 15 and 18-20 is meant for illustrative purposes only and does not purport to show estimates of actual future financial performance. The information on those slides assumes the completion of certain acquisition, financing and other transactions. Such transactions may not be completed on the assumed terms or at all. Actual commodity prices may vary materially from the commodity prices assumed for the purposes of the illustrative financial performance information. The forward-looking statements made in or in connection with this presentation speak only as of the date hereof. Although we may from time to time voluntarily update our prior forward-looking statements, we disclaim any commitment to do so except as required by securities laws.

2020: the year of Tellurian Strongest LNG market fundamentals in history ◼ Global LNG demand continues to grow, four-year average of ~9.3% annually ◼ Despite record global LNG supply additions from 2016-2019, capacity utilization remains at ~90% ◼ Significant slowdown in global LNG supply additions in 2020-2023, upward price pressure expected Glut of U.S. natural gas supply ◼ U.S. gas price <$2.50/mmBtu reflects oversupply in U.S. gas market ◼ ~115 mtpa of LNG export capacity required to evacuate gas ◼ U.S. LNG supply competitive globally Driftwood LNG: shovel ready ◼ All permits secured, fully-wrapped EPC contract with Bechtel ◼ 28% engineering complete with >$150 million invested in engineering phase ◼ EPC costs $560/tonne; Driftwood LNG + pipeline $796/tonne(1) ◼ Financing to be completed in 2020 Note:(1) Includes Driftwood LNG terminal, Driftwood pipeline and owners’ costs.

Demand has absorbed all new LNG capacity Monthly global LNG demand and capacity(1)2019E LNG demand and capacity(1) million tonnes/month 38 36 34 32 2019E capacity 2019E LNG demand mtpa 2019E utilization = 89% 416 372 30 28 2018 LNG demand 26 24 JanFebMarAprMayJunJulAugSepOctNovDec DemandCapacity Sources: IHS CERA, Tellurian analysis. Note:(1) 2019 capacity and 2019 LNG demand data includes actuals for January 2019 to November 2019 and estimates for December.

 Global liquefaction capacity additions (mtpa) ~120 mtpa capacity additionsLimited capacity additions, favorable pricing(1) 43~64 mtpa capacity additions 34 272928 25 1616 11 8 3 (2) (5) (3) (5) 201620172018201920202021202220232024202520262027202820292030 Sources: Wood Mackenzie, Tellurian analysis. Note:(1) Capacity additions for projects that have reached FID only, net of capacity reductions as a result of mothballing, decreased plant capacity or supply constraints.

 mtpa 800 700 9.3% p.a. growth rate Capacity required(1) 9.3%(2) 600 500 6.6%(3) ~200 mtpa ~100 mtpa 400 300 200 100 - 20152016201720182019202020212022202320242025 Under construction(4) In operation Sources: Wood Mackenzie, Bernstein, Morgan Stanley and Tellurian Research. Notes:(1) Assumes 86.5% utilization rate. (2) Assuming sustained 2015-2019 annual demand growth rate of ~9.3% from 2020-2025. (3) Assumes 6.6% annual demand growth rate from 2020-2025. (4) Assumes 107 mtpa of projects under construction coming online by 2025, including Portovaya, Petronas FLNG 2, Coral FLNG, Petronas FLNG 2, Tortue LNG, LNG Canada, Calcasieu Pass, Mozambique LNG, Golden Pass LNG, Arctic LNG 2 and NLNG T7.

 Access to pipeline infrastructure Access to power and water Support from local communities Site size over 1,000 acres Insulation from surge, wind and local populations Berth over 45’ depth with access to high seas ✓ Fully permitted ✓ 28% engineering complete ✓ EPC contract signed ✓ Shovel ready

Driftwood pipeline: fully permitted

Driftwood pipeline route map


BEAUREGARD
ALLEN
EVANGELINE
TEXAS
LOUISIANA
CALCASIEU
JEFFERSON DAVIS
ACADIA
CS 03 Mamou
CGT
Transco
Texas Gas
TETCO 2
ANR
Trunkline
CS 01 Gillis
Tennessee Gas
CS 02 Basile
Florida Gas & Pine Prairie
TETCO 1
Egan
Cameron Pipeline
KMLP
Creole Trail
DWLNG
Driftwood LNG facility
Compressor station
Meter station
Driftwood pipeline
Interconnect

- 96 mile, up to 48" diameter pipeline
- Three compressor stations totaling 274,000 hp
- ~4 bcf/d capacity
- 15 meter stations
- 14 interconnects including Transco, TETCO, TGP and Trunkline
- Connecting pipelines provide access to >30 bcf/day of flowing gas
- FERC approved

Note: All locations approximate.

8

TELLURIAN

Driftwood expects to deliver LNG FOB at $3-$4/mmBtu

Gas sourcing



$2.00/mmBtu

LNG plant + pipeline[1]



+ $0.75/mmBtu

Debt service[2]


BANK

+ $0.75/mmBtu


LNG

$3.50/mmBtu

Average cost on the water

Notes: (1) Includes operating expenses for Driftwood LNG plant and Driftwood pipeline, G&A and management fee.
(2) ~$14 billion of project finance debt amortized over 20-year period.

9
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Driftwood LNG and pipeline capital at 5-plant FID $ in billions, unless otherwise noted Cost/tonne ($/tonne)$796 ◼ Financing costs and interest3.1 Total Uses$25.1 Total Sources$25.1 At <$800/tonne, Driftwood is among the lowest-cost global LNG projects Note:(1) Includes ~$2.9 bn in owner’s costs (including EPC contingencies) and ~$1.3 bn in G&A and management fee to Tellurian.

 Driftwood capacity, by partner share mtpa retainedpurchased(1) (2) Notes:(1) Represents required equity contribution at $500/tonne. (2) Based on Memorandum of Understanding (MOU) announced on September 21, 2019 with volume of up to 5 mtpa.

 ✓Driftwood LNG and pipeline are shovel ready, all permits secured ✓Engineering 28% complete, >$150 mm invested ✓Implied replacement enterprise value of $5.8 billion, or >$20/share(1) ✓At full operations, projected $8/share in cash flow(2) Note:(1) Value of Tellurian’s carried interest of 11.6 mtpa at a value of $500 million/mtpa assuming ~268 million shares outstanding after issuance of ~20 million shares pursuant to Total common stock purchase agreement dated April 3, 2019 and conversion of ~6.1 million shares of existing Series C convertible preferred stock issued to Bechtel. (2) See assumptions discussed in note 1 on slide 15.

Contact us

- **Kian Granmayeh**
  Director, Investor Relations
  +1 832 320 9293
  kian.granmayeh@tellurianinc.com

- **Joi Lecznar**
  SVP, Public Affairs & Communication
  +1 832 962 4044
  joi.lecznar@tellurianinc.com

Social media

@TellurianLNG

YouTube

13

 Driftwood project overview

Positioned to deliver $8/share[1] of cash flow

Tellurian ownership structure[2]



TELLURIAN
~49% LP ownership
100% GP ownership
Driftwood Holdings
Production Company
Pipeline Network
LNG Terminal
~15 Tcf of resources
~1,000 miles of pipe
~27.6 mtpa

Illustrative cash flow calculation to Tellurian

~13.6 mtpa

x **52** *mmBtu conversion*

x **$3.50** *margin*

= **$2.5** *billion annual cash flow*[3]

Notes: (1) Annual cash flow per share based on the following assumptions, among others: (a) projected $2.5 billion annual cash flow to Tellurian, (b) less estimated interest expense of ~$200 million related to Tellurian Marketing's acquisition of 2 mtpa of capacity at Driftwood Holdings funded by $1 billion in convertible debt with terms of 11% paid-in-kind ("PIK") interest during construction and 11% cash interest after construction and (c) ~268 million shares outstanding after issuance of ~20 million shares pursuant to Total common stock purchase agreement dated April 3, 2019 and conversion of ~6.1 million shares of existing Series C convertible preferred stock issued to Bechtel.

(2) Pro forma construction ownership, including $7 billion investment from equity partners and final investment decision on five plants.

(3) Before estimated ~$200 million interest expense related to $1 billion convertible debt financing.

15 TELLURIAN

Bechtel LSTK secures project execution

Driftwood EPC contract costs ($ per tonne)



Increase from price refresh
$710
$700
$500
$490
$510
$500
$390
$380
~$560
~$550
Phase 1
Phase 2
Phase 3
Phase 4
Total
Capacity
(mtpa)
11.0
5.5
5.5
5.5
27.6
Plants 1&2
Plant 3
Plant 4
Plant 5

- Leading LNG EPC contractor
  - 44 LNG trains delivered to 18 customers in 9 countries
  - ~30% of global LNG liquefaction capacity (>125 mtpa)
- Tellurian and Bechtel relationship
  - 16 trains[1] delivered with Tellurian's executive team
  - Invested $50 million in Tellurian Inc.
- Price refresh in April 2019 resulted in ~2% increase after ~24 months

Sources: Tellurian-Bechtel agreements; Bechtel website.
Note: (1) Includes all trains from Sabine Pass LNG, Corpus Christi LNG, Atlantic LNG, QCLNG and ELNG.

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Pipeline network

~1,000 miles of pipe


Bennington
Woodford Shale
Dallas
Permian Shale
Midland
Barnett Shale
Haynesville
Shale
MEP / Gulf Crossin
Regency
TPC
2
4
3
Waha HUB
1
Gillis
Lake Charles
Houston
Eagle Ford Shale
Corpus Christi
Agua Dulce

1 Driftwood Pipeline[1]

Capacity (Bcf/d)	4.0
Cost ($ billions)	$2.3
Length (miles)	96
Diameter (inches)	48
Compression (HP)	274,000
Status	FERC approval complete

2 Haynesville Global Access Pipeline[1]

Capacity (Bcf/d)	2.0
Cost ($ billions)	$1.4
Length (miles)	200
Diameter (inches)	42
Compression (HP)	23,000
Status	Binding open season complete

3 Permian Global Access Pipeline[1]

Capacity (Bcf/d)	2.0
Cost ($ billions)	$4.2
Length (miles)	625
Diameter (inches)	42
Compression (HP)	258,000
Status	Submitted pre-filing review with FERC

4 Delhi Connector Pipeline

Capacity (Bcf/d)	2.0
Cost ($ billions)	$1.4
Length (miles)	180
Diameter (inches)	42
Compression (HP)	72,000
Status	Binding open season complete

Note: (1) Included in Driftwood Holdings at full development.

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Value to Tellurian Inc.

Every $1.00 reduction in gas costs or increase in LNG price adds $2.65/share in cash flow in 5-plant case

	Base case		3 Plants	5 Plants
USGC netback *($/mmBtu)*	**Cost of LNG**[1] *($/mmBtu)*	**Margin** *($/mmBtu)*	**Cash flows**[2][3][4] *$ millions ($ per share)*	
Tellurian capacity			***6.6 mtpa***	***13.6 mtpa***
$5.00	$3.50	$1.50	$340 ($1.27)	$880 ($3.28)
$7.00	$3.50	$3.50	$1,030 ($3.84)	**$2,300 ($8.58)**
$9.00	$3.50	$5.50	$1,710 ($6.38)	$3,710 ($13.83)
$11.00	$3.50	$7.50	$2,400 ($8.95)	$5,130 ($19.13)

Notes:
(1) $3.50/mmBtu cost of LNG FOB Gulf Coast assumes $2.00/mmBtu cost of gas at Driftwood LNG terminal.
(2) Annual cash flow equals the margin multiplied by 52 mmBtu per tonne; does not reflect potential impact of management fees paid to Tellurian nor G&A.
(3) Annual cash flow per share based on ~268 million shares outstanding after issuance of ~20 million shares pursuant to Total common stock purchase agreement dated April 3, 2019 and conversion of ~6.1 million shares of existing Series C convertible preferred stock issued to Bechtel.
(4) Assumes Tellurian Marketing acquires 2 mtpa of capacity at Driftwood Holdings, financed by $1 billion in convertible debt funding with 11% paid-in-kind ("PIK") interest during construction and 11% cash interest after construction.

18

TELLURIAN

 Driftwood LNG, FOB U.S. Gulf Coast ($/mmBtu)$(3.50)$(3.50)$(3.50)$(3.50) Margin ($/mmBtu)$1.50$3.50$5.50$7.50 Annual partner cash flow(1) ($ millions per tonne)$80$180$285$390 Cash on cash return(2)16%36%57%78% Payback(3) (years)6321 Notes:(1) Annual partner cash flow equals the margin multiplied by 52 mmBtu per tonne. (2) Based on 1 mtpa of capacity in Driftwood Holdings; all estimates before federal income tax; does not reflect potential impact of management fees paid to Tellurian. (3) Payback period based on full production.

 Capacity (mtpa)16.616.627.627.6 $10.6 $10.6 1.8 1.8 1.5 1.5 ---- --4.2 --1.8 1.1 1.4 2.2 3.5 $15.5 $15.5 2.9 2.9 2.3 1.6 --1.4 --4.2 --1.8 1.3 1.5 3.1 4.7 $(9.5) $(16.7) (1.7) (2.1) $(13.7) $(20.5) (3.4) (5.2) ― Debt financing(5) Net equity $6.0 $6.0 $8.0 $8.0 Transaction price ($ per tonne) $500 $500 $500 $500 Notes: (1) Based on engineering, procurement and construction agreements executed with Bechtel. (2) Approximately half of owners’ costs represent contingency; the remaining amounts consist of cost estimates related to staffing prior to commissioning, estimated impact of inflation and foreign exchange rates, spare parts and other estimated costs. (3) Represents estimated costs of development of Driftwood pipeline (in phases), HGAP and PGAP. (4) Preliminary estimate of certain costs associated with potential management fee to be paid by Driftwood Holdings to Tellurian and certain transaction costs. (5) Project finance debt to be borrowed by Driftwood Holdings. (6) Cash flow prior to commercial operations date of Plant 2, Plant 3 and Plant 5 in the 2-Plant, 3-Plant and full development cases, respectively. (7) Assumes Tellurian Marketing acquires 2 mtpa of capacity at Driftwood Holdings, financed by $1.0 billion of convertible debt with interest of ~11% and funded by private equity.

 MilestoneTarget date ◼Fully-wrapped EPC contract ◼Draft FERC EIS ◼Final FERC EIS ◼Final FERC Order ◼DOE license to export to non-FTA countries ◼Complete open seasons on pipelines ◼Executed definitive agreements with Total ◼Finalize capital raise process –Partner & equity funding –Launch debt process ◼Begin construction ◼First LNG November 2017 September 2018 January 2019 April 2019 May 2019 2Q 2019 July 2019 thru 1Q 2020 2020 2023

Building momentum to FID

2016

- **September** — Management, friends and family **invest $60 million** in Tellurian
- **December** — GE **invests $25 million** in Tellurian

2017

- **January** — TOTAL **invests $207 million** in Tellurian
- **February** — **Merge** with Magellan Petroleum, gaining access to public markets
- **June** — **Bechtel, Chart Industries and GE** complete the front-end engineering and design (FEED) study for Driftwood LNG
- **November** — **Acquire Haynesville acreage**, production and ~1.4 Tcf; Execute **LSTK EPC contract** with Bechtel for ~$15 billion
- **December** — Raise approximately **$100 million in public equity**

2018

- **Feb/March** — Announce **open seasons** for Haynesville Global Access Pipeline and Permian Global Access Pipeline
- **March** — Bechtel **invests $50 million** in Tellurian
- **June** — Raise approximately **$115 million in public equity**
- **September** — Driftwood LNG receives **Draft Environmental Impact Statement** (DEIS) from FERC
- **December** — Announce **MOU for 1.5 mtpa for 15 years** with **Vitol**, based on Platts JKM

2019

- **April** — Driftwood LNG receives **Final Order** from FERC
- **July** — Finalize **$500 million equity investment** and LNG purchase agreements in Driftwood with Total
- **September** — Announce **MOU for Driftwood equity investment with Petronet LNG**

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 Commercial momentum

Growing list of expected partners and customers

	Partner	Off-take	Volume	Credit rating[3]
Driftwood project	Total	Equity investor	1.0 mtpa	A+/Aa3/AA-
	Petronet LNG Limited	Equity investor[1]	Up to 5.0 mtpa	Baa2 *(Moody's)*
	Tellurian *Marketing*	Equity investor	2.0 mtpa	--
Tellurian Marketing	Total	JKM linked	1.5 mtpa	A+/Aa3/AA-
	Vitol	JKM linked[2] *(Equity investment under review)*	1.5 mtpa	*Unrated*

Notes: (1) Per Memorandum of Understanding.
(2) Per Memorandum of Understanding.
(3) Parent credit ratings denote S&P/Moody's/Fitch, unless noted otherwise.

24

TELLURIAN

Tellurian agreements with Total

Driftwood equity investment and SPA

- On July 10, 2019, Total agreed to make a $500 million equity investment in Driftwood project and to purchase 1 mtpa of LNG
- Total also agreed to purchase 1.5 mtpa of LNG from Tellurian Marketing's LNG offtake volumes from the Driftwood LNG export terminal
  - FOB, minimum term of 15 years
  - Price based on Platts Japan Korea Marker ("JKM")

Common stock purchase agreement with Total

- Total to purchase ~20 million additional shares in Tellurian for $200 million upon[1]:
  - Final investment decision ("FID")
  - Tellurian's purchase of 7.2% of Driftwood equity

Tellurian Marketing investment in Driftwood

- Tellurian Marketing to purchase an equity interest[2] in Driftwood project and 2 mtpa of LNG with anticipated private equity funding
  - Tellurian's LNG volumes from Driftwood project will increase to 13.6 mtpa at full development

Notes: (1) Common stock purchase agreement executed with Total Delaware, Inc. at $10.064/share.
(2) Tellurian Marketing to purchase 7.2% equity interest in Driftwood project.

25

TELLURIAN

 ◼ On September 21, 2019, Tellurian and Petronet LNG Limited INDIA (“Petronet LNG”) signed a memorandum of understanding (“MOU”) for up to five million tonnes per annum (“mtpa”) of liquefied natural gas (“LNG”) through an equity investment in Driftwood - MOU coincided with the visit of Prime Minister Narendra Modi to Houston and public event with President Donald Trump ◼ Parties have agreed to finalize transaction agreements by March 31, 2020 ◼ With MOU update, Driftwood plans to start construction in 2020

 Key player in major LNG demand center Petronet LNG ownership structure ◼ Petronet LNG formed as a joint venture in 1998 by the government of India to import LNG and set up regasification terminals in the country ◼ Publicly traded; 50% owned by India’s four major state-owned oil and gas enterprises ◼ Petronet LNG supplies ~40% of the gas consumption in India - Constructed and operates two regasification terminals at Dahej, Gujarat (India’s first LNG import terminal) and Kochi, Kerala ◼ Investment grade credit rating (Moody’s: Baa2, at par with India’s sovereign rating) 12.5% 12.5% 12.5% 12.5% 50% General public 27

 LNG macro updates

U.S. must export ~30 bcf/d of LNG by 2025

U.S. natural gas export requirements



30 bcf/d
~4x growth
8 bcf/d
LNG export capacity(2)
2019A
2025E

~**17** bcf/d

additional U.S. natural gas export capacity required[1]

115 mtpa

of additional LNG capacity required[2]

Sources: RBN, Tellurian analysis.
Notes: (1) Assumes U.S. domestic gas demand grows at 0.6% p.a. and liquefaction capacity utilization rate of 85.6%.
(2) Includes 99 mtpa (~13 bcf/d) of operational and under construction liquefaction export capacity.

29

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Permian gas to drive U.S. LNG export growth Permian oil drilling activity expected to double Permian gas production from 2018 to 2025 Permian oil and gas production forecast mmboe/d 12 Dry gas 8 ~19 bcf/d 2025E Permian dry gas production 4Crude oil - 20132025E Sources: EIA, BP Energy Outlook and Bloomberg.

Global energy needs require natural gas

The shifting landscape of energy consumption



Tonnes oil equivalent/capita
31%
7.0
23%
4.0
19%
4.3
2030 target for gas' share in both India and China's energy mix
15%
15%
6%
0.6
7%
2.3
24%
0.9
U.S.
Europe
JKT
India
China
Rest of Asia
2018 energy consumption per capita
Gas' share of 2018 total energy mix

Drivers of shifting landscape

- Non-OECD energy consumption growth rate was **~13x** that of OECD's over the past decade
- Despite massive energy growth, natural gas is **just 22%** of non-OECD's energy mix, while **coal's share is 36%**
  - If gas moved to just 25%, **over 200 mtpa** of LNG would be required to meet demand[1]
- Population and economic growth to encourage further energy consumption growth in Asia
- **9 of 10** world's most polluted cities located in just two Asian countries (India & China)
- A drive towards cleaner energy sources will require both natural gas and renewables

Source: BP Statistical Review of World Energy and Tellurian Research
Note: (1) Based on total 2018 energy demand for non-OECD countries and 0.855 mtpa LNG per 1 million tonnes oil equivalent.

31
TELLURIAN

China & India: ~90 mtpa growth potential

LNG demand growth (2019-2025)



mtpa
45.5
43.3
21.0
15.3
India
China
Based on consultant forecast(1)
Based on existing and planned infrastructure(2)

Key growth drivers

- **Infrastructure**:
  - **~2x** growth in India's pipeline grid by 2025
  - **~2x** growth in India's regas capacity by 2025
  - **~1.5x** growth in China's pipeline grid by 2025
  - **~2x** growth in China's regas capacity by 2025
- **Policy**:
  - India and China's infrastructure growth allows each to remain on track to reach their targets of 15% for gas' share in the energy mix by 2030
- **Latent demand**:
  - India and China's total latent demand for cleaner energy is equivalent to ~885 mtpa[3]

Sources: BP Statistical Review of Energy, WoodMac, SIA and Tellurian Research.
Notes: (1) Based on WoodMac's LNG demand outlook for both India and China.
(2) Based on existing, firm and likely regas capacity in addition to downstream pipeline infrastructure projects, per project sponsors.
(3) Based on 2018 coal-fired power generation.

32
TELLURIAN

India's targets suggest even higher gas use

India natural gas demand – primary sources



mtpa
Incremental supply required for 15% target(1)
Uncontracted LNG
Contracted LNG
Indigenous Production
41
8
14
19
48
7
19
21
70
15
23
32
153
75
28
15
36
2018
2020
2025
2030

India's gas demand drivers

- Prime Minister Modi has set a target of 15% for natural gas' share of India's energy mix by 2030
- ~$100 billion in energy infrastructure investment currently underway[2]
- Industrial use will lead gas demand growth as India seeks food security for ~1.3 billion people
  - India seeks to become a self-reliant supplier of urea, triggering a revival of closed fertilizer plants and the conversion of naphtha-based plants to gas
- India's build-out of city gas distribution networks is expected to connect an incremental ~35 million homes to the national gas grid

Sources: Wood Mackenzie, BP Energy Outlook 2019 Edition.
Notes: (1) Based on BP Energy Outlook's estimate of India's total primary energy consumption and Prime Minister Narendra Modi's 15% target for natural gas' share of India's total primary energy consumption by 2030; 52.17 mmBtu per tonne of LNG.
(2) Per India Oil Minister Dharmendra Pradhan.

33
TELLURIAN

India is rapidly building out gas infrastructure

Sharp increase in LNG and gas-related infrastructure will tap into significant latent gas demand

India's emerging regas & gas transport infrastructure



LNG import terminals and gas infrastructure
Existing
Under construction
Proposed
Existing pipeline
Proposed pipeline
Owner of pipeline
Gail
RGTIL
GSPL
PNGRB
IOCL
ESSAR
Mundra
Chhara
Dahej
Hazira
SEL, FSRU
Mumbai
Dabhol
Jaigarh
New Delhi
Jagdishpur
Vijaipur
Haldia
West Bengal
Digha, FSRU
Dhamra
Andhra Pradesh
Gail, FSRU
Bangalore
Mangalore
Ennore
Kochi

India's regasification capacity buildout



mtpa
Existing
Under construction
Likely in-service
57
19
38
69
12
57
78
21
57
Today
2025
2030

Sources: Wood Mackenzie, BP Energy Outlook 2019 Edition and Tellurian Research.

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TELLURIAN

India's demand: not just a power gen story

India's gas demand growth breakout (2018-2025)



Transport (3%)
Other (4%)
Power (22%)
ResCom (16%)
Industrial (56%)

India's gas demand drivers

- India's gas infrastructure build out will unlock significant latent natural gas demand
- Opportunity to improve air quality through economic fuel switching in the industrial sector:
  - 60% of industrial energy demand still met by expensive, high-sulfur fuels relative to natural gas
- India seeks to ensure food security for ~1.3 billion people by becoming self-reliant urea producer
  - Fertilizer sector expected to switch remaining naphtha-based plants to cheaper gas feedstock
- India's urban centers poised to soak up gas:
  - Incremental ~35 million homes and >7,000 fueling stations to be connected to nation gas grid by 2025[1]

Sources: FGE, Wood Mackenzie and Tellurian Research.
Note: (1) Based on India's latest 9th and 10th bid rounds for CGD infrastructure auctions.

35
TELLURIAN

New Asian markets grow ~41 mtpa by 2025 Emerging markets could add the equivalent of another South Korean market by 2025 ▪Bangladesh, Malaysia, Pakistan, Thailand: ― > 32% gas market penetration, declining indigenous gas production and strong economic growth increase the call for imports ▪Philippines, Taiwan, Vietnam, Indonesia: ― <17% gas market penetration with growing gas demand for power, especially as coal and nuclear lose favor Sources: Wood Mackenzie, FGE. Note:New Asian markets include: Indonesia, Malaysia, Pakistan, Philippines, Singapore, Sri Lanka, Thailand and Vietnam. 600 500 400 300 200 100 – LNG demand by region (mtpa) 2019202020252030 JKTOtherChina + IndiaNew Asian markets

1,359 mtpa LNG equivalent latent LNG demand

There is substantial latent demand for LNG, which is competitive with oil prices and cleaner than coal



2018 fuel consumption (mtpa LNG equivalent)
170
97
208
885
Liquid maritime fuels (HFO)
Oil burned for power generation (ex-North America)
Coal burned for power generation (EU + JKT)
Coal burned for power generation (China + India)

Gas is cheaper than oil

Gas is cleaner than coal

Sources: BP Statistical Review, Oxford Energy Institute and Tellurian analysis.
Note: (1) Includes Central America, Europe, Middle East and Asian markets.

37

TELLURIAN

JKM growing as price reference for Asia Spot and short-term LNG trade Total trade (mtpa) Share of total trade (%) JKM swaps cleared mtpa equivalent 99 87 32% 7068 65 59 75 28% 78 27% 35 25% 28% 29% 28% 10 00013 2012201320142015201620172018 20122013201420152016201720182019E Source:Platts, GIIGNL.

 ESG

Environmental and social leadership Driftwood LNG project expected to reduce lifecycle carbon emissions and support local communities Lifecycle emission reductionSustainable development Social engagement ▪Provide an outlet for currently flared natural gas in the U.S. ▪Replace coal and oil in emerging markets to reduce carbon emissions and improve air quality ▪Facilitate growth of renewables by providing energy reliability ▪Liquefaction facility to have near zero methane emissions ▪Use the latest equipment, technology and monitoring systems to minimize emissions ▪Conduct green completions in upstream operations ▪Extensive community outreach and support programs ▪Create 350 permanent and 6,400 construction jobs ▪Fund climate change research at Columbia University

LNG’s role in the energy transition Today: Reduce carbon intensity, improve air qualityFuture: Net zero carbon emissions •Increasingly cost-competitive with coal •Reduces carbon emissions by up to 50% •Reduces SOx, NOx and particulate matter Facilitates coal-to-gas switching Carbon capture, utilization and storage Supports growth of renewables •Grid reliability •Seasonal storage •High-temperature heat for industry •Winter heating for buildings Carbon offsets Cleaner heavy transportation fuel •Long-haul LNG trucking in areas without electrification •LNG-powered vessels support IMO 2020 compliance